                                                                    EXHIBIT 99.1





                             JDW ENTERPRISES, INC.
                             D.B.A. VALLEY RENTALS

                             Financial Statements
                For the Years Ended December 31, 1997 and 1996
                                      and
                               Auditors' Report

                               TABLE OF CONTENTS

                                                                          PAGES
                                                                          -----
Independent Auditors' Report.............................................  1


Financial Statements

     Balance Sheets......................................................  2

     Statements of Operations............................................  3

     Statements of Changes in Stockholders Equity........................  4

     Statements of Cash Flows............................................  5-6

     Notes to the Financial Statements...................................  7-15

     W  E  I  N  T  R  A  U  B    &    M  O  R  R  I  S  O  N ,   P . C .

                         Certified Public Accountants

              American Institute of Certified Public Accountants
                Arizona Society of Certified Public Accountants


                         Independent Auditor's Report
                         ----------------------------


The Shareholders and Board of Directors of
JDW Enterprises, Inc. d.b.a. Valley Rentals
Gilbert, Arizona

We have audited the accompanying balance sheets of JDW Enterprises, Inc. d.b.a. Valley Rentals ("Valley") as of December 31, 1997 and 1996, and the related statements of income, changes in stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of Valley's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of JDW Enterprises, Inc. d.b.a. Valley Rentals as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


/s/ Weintraub & Morrison, P.C.


Weintraub & Morrison, P.C.
Scottsdale, Arizona
March 3, 1998





Officers of the firm                              6908 E. Thomas Road, Suite 302
 Gary T. Weintraub, C.P.A.                            Scottsdale, Arizona  85251
 Scott G. Morrison, C.P.A.                              Telephone (602) 424-7855
 Fred P. Schanck, C.P.A.                                      Fax (602) 424-3750

                             JDW ENTERPRISES, INC.
                             D.B.A. VALLEY RENTALS
                                BALANCE SHEETS
                          December 31, 1997 and 1996

                                    ASSETS

                                                          1997          1996
                                                       -----------   -----------

Cash and cash equivalents                              $    73,784   $    31,303
Accounts receivable net of allowance
 for doubtful accounts of $664,451 and
 $67,964 at December 31, 1997 and 1996
 respectively (Notes 1 (c) and 3)                        8,719,938     8,003,236
Other receivables and prepaid expenses (Note 8)          1,556,070       605,988
Inventory (Notes 1 (d) and 4)                            2,859,017     2,049,601
Rental equipment, principally machinery, at
 cost net of accumulated depreciation of
 $17,019,555 and $12,066,731 at December 31, 1997
 and 1996, respectively (Notes 1 (e) and 5)             33,539,944    29,236,418
Operating property and equipment at cost,
 net (Notes 1 (e), 5 and 7)                              7,855,684     8,571,946
Intangible assets, net of accumulated
 amortization of $43,333 and $23,333 for
 December 31 1997 and 1996 respectively
 (Note 6)                                                   56,667        76,667
Other assets                                               178,502             -
                                                       -----------   -----------
                                                       $54,839,606   $48,575,159
                                                       ===========   ===========

                                  LIABILITIES

Accounts payable                                       $ 2,553,213   $ 2,212,778
Payroll and other accrued expenses                         917,539       960,598
Bank debt and long-term obligations
 (Notes 5 and 10)                                       37,325,388    32,376,913
Obligations under capital lease (Notes 5 and 10)           963,445     1,583,097
Related party obligations (Notes 5, 8 and 10)            3,396,027     3,529,778
                                                       -----------   -----------
Total liabilities                                       45,155,612    40,663,164
                                                       -----------   -----------

Commitments and contingencies (Notes 9 and 10)

                             STOCKHOLDERS' EQUITY

Capital stock
 Authorized 1,000,000 shares of common
  stock with no par value.  Issued and
  outstanding, 600,000 shares                              600,000       600,000
Retained earnings                                        9,083,994     7,311,995
                                                       -----------   -----------
Total stockholders' equity                               9,683,994     7,911,995
                                                       -----------   -----------

                                                       $54,839,606   $48,575,159
                                                       ===========   ===========

The Notes to the Financial Statements are an integral part of these statements.

                             JDW ENTERPRISES, INC.
                             D.B.A. VALLEY RENTALS
                           STATEMENTS OF OPERATIONS
                For the Years Ended December 31, 1997 and 1996

                                                      1997           1996
                                                  ------------   ------------

Revenues (Notes 1 (b) and 8):
   Rental revenues                                $30,830,358    $27,720,279
   Sales of parts, supplies and
    new equipment                                   2,709,488      3,068,140
   Sales of used equipment                          3,190,708      1,979,675
                                                  -----------    -----------

   Total revenues                                  36,730,554     32,768,094
                                                  -----------    -----------

Cost of revenues (Note 1 (b)):
   Cost of equipment rentals, excluding
    rental equipment depreciation                  15,851,843     13,778,296
   Depreciation, rental equipment                   6,830,630      6,104,424
   Cost of parts, supplies and new
    equipment                                       1,754,926      2,193,619
   Cost of used equipment                           2,093,056      1,309,521
                                                  -----------    -----------

   Total cost of revenues                          26,530,455     23,385,860
                                                  -----------    -----------

Gross profit                                       10,200,099      9,382,234

Selling, general and administrative expenses        4,420,942      3,650,849
Depreciation and amortization, excluding
  rental equipment depreciation                       864,324        673,127
                                                  -----------    -----------

Income from operations                              4,914,833      5,058,258
Other income (expense)
   Net interest expense (Note 8)                   (3,396,142)    (3,248,766)
   Gain on sale of property (Note 8)                  480,308              -
                                                  -----------    -----------

Income before income taxes                          1,998,999      1,809,492

Provision for income taxes (Note 1 (f))                     -              -
                                                  -----------    -----------

Net income                                        $ 1,998,999    $ 1,809,492
                                                  ===========    ===========

The Notes to the Financial Statements are an integral part of these statements.

                             JDW ENTERPRISES, INC.
                             D.B.A. VALLEY RENTALS
                 STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                For the Years Ended December 31, 1997 and 1996

                                  Common Stock
                         --------------------------------

                         Number       Stated    Retained
                         of Shares    Value     Earnings        Total
                         ---------   --------   ----------    ----------
Balance at
 January 1, 1996           600,000   $600,000   $5,652,503    $6,252,503

Net income                       -          -    1,809,492     1,809,492

Common stock issued              -          -            -             -

Dividends paid                   -          -     (150,000)     (150,000)
                         ---------   --------   ----------    ----------

Balances at
 January 1, 1997           600,000    600,000    7,311,995     7,911,995

Net income                       -          -    1,998,999     1,998,999

Common stock issued              -          -            -             -

Dividends                        -          -     (227,000)     (227,000)
                         ---------   --------   ----------    ----------

Balances at
 December 31, 1997         600,000   $600,000   $9,083,994    $9,683,994
                         =========   ========   ==========    ==========

The Notes to the Financial Statements are an integral part of these statements.

                             JDW ENTERPRISES, INC.
                             D.B.A. VALLEY RENTALS
                           STATEMENTS OF CASH FLOWS
                For the Years Ended December 31, 1997 and 1996

                                                       1997            1996
                                                  --------------   -------------

Cash flows from operating activities
   Cash received from customers                    $ 36,013,852    $ 30,830,982
   Cash paid to suppliers and employees             (23,667,783)    (20,760,732)
   Interest paid                                     (3,540,209)     (3,347,614)
   Interest received                                    143,514          98,848
                                                   ------------    ------------

   Net cash provided by operating activities          8,949,374       6,821,484
                                                   ------------    ------------

Cash flows from investing activities
   Capital expenditures                             (14,624,965)     (9,799,349)
   Proceeds from property sale                        1,750,000               -
                                                   ------------    ------------

   Net cash used by investing activities            (12,874,965)     (9,799,349)
                                                   ------------    ------------
Cash flows from financing activities
   Proceeds from bank debt and long-term
    obligations                                      31,816,689      13,247,983
   Principal payments on bank debt and
    long-term obligations                           (27,621,617)    (10,142,559)
   Dividends paid                                      (227,000)       (150,000)
                                                   ------------    ------------

   Net cash provided by financing activities          3,968,072       2,955,424
                                                   ------------    ------------

Net increase (decrease) in cash and
 cash equivalents                                        42,481         (22,441)

Cash and cash equivalents, beginning of year             31,303          53,744
                                                   ------------    ------------

Cash and cash equivalents, end of year             $     73,784    $     31,303
                                                   ============    ============

The Notes to the Financial Statements are an integral part of these statements.

                             JDW ENTERPRISES, INC.
                             D.B.A. VALLEY RENTALS
                     STATEMENTS OF CASH FLOWS (CONTINUED)
                For the Years Ended December 31, 1997 and 1996


   Reconciliation of Net Income to Net Cash Provided by Operating Activities

                                                         1997           1996
                                                      -----------   ------------

Net income                                            $1,998,999    $ 1,809,492

Adjustments to reconcile net income to
 net cash provided by operating activities
    Depreciation and amortization                      7,694,954      6,777,558
    Gain on sale of property                            (480,308)             -
    Cost of equipment sold (net of
     accumulated depreciation)                         2,093,056      1,309,521
    Change in assets and liabilities
         (Increase) in accounts receivable              (716,702)    (1,937,112)
         (Increase) in inventory                        (809,416)      (358,945)
         (Increase) in prepaid expenses and
          other receivables                             (950,083)      (169,343)
         (Increase) in other assets                     (178,502)             -
         (Decrease) increase in accounts
          payable                                        340,435       (205,152)
         (Decrease) in payroll and other accrued
          liabilities                                    (43,059)      (404,535)
                                                      ----------    -----------

Net cash provided by operating activities             $8,949,374    $ 6,821,484
                                                      ==========    ===========

The Notes to the Financial Statements are an integral part of these statements.

                             JDW ENTERPRISES, INC.
                             D.B.A. VALLEY RENTALS
                       NOTES TO THE FINANCIAL STATEMENTS
                          December 31, 1997 and 1996


1.   SIGNIFICANT ACCOUNTING POLICIES

     a.   Valley's activities and operating cycle.  Valley is engaged in the
          ---------------------------------------
          equipment rental and retailing industries in the states of Arizona and New Mexico. In June, 1997, Valley acquired substantially all operations of Lucas Equipment Rental.

          The nature of Valley's business is such that short-term obligations are typically met by cash flow generated from long-term assets. Consequently, consistent with industry practice, the accompanying balance sheets are presented on an unclassified basis.

          Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

     b.   Revenue and cost recognition.  The accompanying financial statements
          ----------------------------
          are prepared on the accrual basis of accounting.

          Revenues are recognized when earned. Costs of good sold and operating costs are charged to expense as incurred.

     c.   Accounts receivable.  Valley provides for potentially uncollectible
          -------------------
          accounts receivable by use of the allowance method. The allowance is provided based upon a review of the individual accounts outstanding, and prior history of uncollectible accounts receivable. As of December 31, 1997 and 1996, an allowance has been provided for potentially uncollectible accounts receivable.

     d.   Inventory.  Inventory quantities and valuations are determined by
          ---------
          using the first in first out method. Inventory is stated at the lower of cost or market, based on a physical count at December 31, 1997 and 1996 respectively

     e.   Property and equipment and depreciation.  Property and equipment are
          ---------------------------------------
          carried at cost. When retired or otherwise disposed of, the related carrying value and accumulated depreciation are cleared from the respective accounts and the net difference less any amount realized from disposition is reflected in earnings.

          Maintenance and repairs, including the replacement of minor items, are expensed as incurred, and major additions to property and equipment are capitalized.

                             JDW ENTERPRISES, INC.
                             D.B.A. VALLEY RENTALS
                       NOTES TO THE FINANCIAL STATEMENTS
                          December 31, 1997 and 1996


1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

          Depreciation is computed primarily by the straight-line method with estimated salvage values over the following useful lives:

                                                                Years
                                                              ---------
               Rental equipment                                3 - 5
               Vehicles, machinery and equipment               3 - 5
               Leasehold improvements                              31.5
               Furniture, fixtures and computer equipment      5 - 7
               Land and building                               0 - 31.5

     f.   Income taxes.  No provision for income taxes is reflected in the
          ------------
          accompanying statements because the corporation, with the consent of its stockholders, filed an election with the Internal Revenue Service to be treated as an S Corporation. Accordingly, all attributes of taxable income, credits and special deductions are passed directly to the stockholders for inclusion on their individual income tax returns.

     g.   Pension plan.  Valley sponsors an I.R.C. Section 401 (k) plan that
          ------------
          covers employees that have completed one year of service and have reached twenty one years of age. Contributions to the plan are made monthly. Valley matches 25% of the employee contribution and the employee vests immediately. For 1997 and 1996, Valley's matching contributions to the plan were $78,415 and $71,431 respectively.

     h.   Cash equivalents.  Valley considers all highly liquid debt instruments
          ----------------
          purchased with a maturity of three months or less to be cash equivalents.

     i.   Advertising Costs.  Advertising costs are charged to expense when
          -----------------
          incurred. Included in sales expenses for the years ended December 31, 1997 and 1996 were advertising costs of $403,392 and $331,374, respectively.

     j.   Reclassification.  Certain items in the financial statements for the
          ----------------
          year ended December 31, 1996 have been reclassified to be consistent with the classifications adopted for the year ended December 31, 1997 with no effect on net income.

                             JDW ENTERPRISES, INC.
                             D.B.A. VALLEY RENTALS
                       NOTES TO THE FINANCIAL STATEMENTS
                          December 31, 1997 and 1996


2.   CONCENTRATION OF CREDIT RISK

     Valley, in the ordinary course of business, maintains bank balances in excess of Federal Deposit Insurance Corporation Insurance Limits.


3.   ACCOUNTS RECEIVABLE AND UNBILLED RENTALS

                                                  1997          1996
                                               -----------   -----------

     Accounts receivable                        $9,384,389    $8,071,200

     Less:  Allowance for doubtful accounts        664,451        67,964
                                                ----------    ----------

                                                $8,719,938    $8,003,236
                                                ==========    ==========

     Valley has recorded unbilled rental income for rental contracts which, by their terms, have time remaining under the contract at December 31, 1997 and 1996. Unbilled but earned rental revenues at December 31, 1997 and 1996 amounted to $1,160,929 and $803,762, respectively.

4.   INVENTORY

     At December 31, 1997 and 1996, inventory categories and amounts were as follows:


                                          1997          1996
                                       -----------   -----------

          Shop and yard inventory       $2,043,335    $1,158,479
          Merchandise for resale           770,409       564,897
          Used equipment for sale                -       282,218
          Fuel and oil                      45,273        44,007
                                        ----------    ----------

                                        $2,859,017    $2,049,601
                                        ==========    ==========

                             JDW ENTERPRISES, INC.
                             D.B.A. VALLEY RENTALS
                       NOTES TO THE FINANCIAL STATEMENTS
                          December 31, 1997 and 1996


5.   LONG-TERM DEBT AND OBLIGATIONS UNDER CAPITAL LEASE

                                                     1997             1996
                                                    ------           ------
     Notes payable
     -------------

     Notes payable to Wells Fargo Bank,
      collateralized by rental equipment
      and personal guarantees of the share-
      holders, principal is due in monthly
      installments of $43,750 and 2.0% of
      the outstanding balance (minimum
      $184,000) through May, 2001. The
      notes bear interest at prime plus
      .125% (8.375% at December 31, 1996),
      interest is payable monthly.                $        -       $12,237,645

     Note payable to Wells Fargo Bank,
      collateralized by accounts receivable,
      inventory and personal guarantees of
      the shareholders, due in monthly
      installments of interest only.  The
      notes bear interest at 8.25% at
      December 31, 1996.                                   -         3,348,081

     Notes payable to Imperial Bank,
      collateralized by accounts receivable,
      inventory and personal guarantees of
      the shareholders, due in monthly
      installments of interest only at
      8.45% and 9.0%.  The notes were paid off
      February 3, 1998.                            4,433,235                 -

     Notes payable to Imperial Bank,
      collateralized by land and buildings,
      interest due in monthly installments
      at 8.45% and 9.0%.  The notes were paid
      off February 3, 1998.                        2,768,351                 -

     Notes payable to Wells Fargo Bank,
      collateralized by land and buildings,
      principal and interest due in monthly
      installments of $9,755 and $25,146
      through July, 2016. The notes bear
      interest from 8.375% to 9.25%.                       -         3,895,667

                             JDW ENTERPRISES, INC.
                             D.B.A. VALLEY RENTALS
                       NOTES TO THE FINANCIAL STATEMENTS
                          December 31, 1997 and 1996


5.   LONG-TERM DEBT AND OBLIGATION UNDER CAPITAL LEASE (CONTINUED)

                                                   1997         1996
                                                ----------   ----------

     Notes payable to various equipment
      companies and individuals, collater-
      alized by the equipment purchased,
      principal and interest due in monthly
      installments from $192 to $25,824.
      The notes bear interest from 4.9% to
      11.0%.  The notes were paid off
      February 3, 1998.                         30,123,802   12,895,520
                                                ----------   ----------

     Subtotal note payable                      37,325,388   32,376,913
                                                ----------   ----------

     Obligations under capital lease
     -------------------------------

     Capital leases payable, secured by the
      equipment leased bear interest from
      5.91% to 23.85% and are payable in
      monthly installments from $454 to
      $20,790, the capital leases were paid
      off February 3, 1998                         963,445    1,583,097
                                                ----------   ----------

     Related party loans
     -------------------

     Notes payable to Danny L. and Mary J.
      Evans are subordinated to bank debt,
      interest is due quarterly and
      the principal is due on demand.  The
      notes and interest may not be paid
      without obtaining approval of the banks.
      The notes bear interest at 8.75% at
      December 31, 1996 and 1997.  The notes
      were paid off February 6, 1998.            2,090,000    2,090,000

     Notes payable to shareholders are
      subordinated to bank debt, interest
      is due quarterly and the principal
      is due on demand.  The notes and
      interest may not be paid without
      obtaining approval of the banks.
      The notes bear interest at 8.75%
      at December 31, 1997 and 1996.  The
      notes were paid off February 6, 1998.        850,000      850,000

                             JDW ENTERPRISES, INC.
                             D.B.A. VALLEY RENTALS
                       NOTES TO THE FINANCIAL STATEMENTS
                          December 31, 1997 and 1996


5.   LONG-TERM DEBT AND OBLIGATION UNDER CAPITAL LEASE (CONTINUED)

                                                         1997          1996
                                                      -----------   -----------

     Notes payable to shareholders, collater-
      alized by rental equipment purchased,
      principal and interest due in monthly
      installments of $7,315.  The notes bear
      interest at 7.9%.  The notes were paid
      off February 3, 1998                                456,027       589,778
                                                      -----------   -----------

     Subtotal, related party loans                      3,396,027     3,529,778
                                                      -----------   -----------

     Total                                            $41,684,860   $37,489,788
                                                      ===========   ===========

     Maturities on long-term debt are as follows:

     Year ending December 31, 1998                    $41,684,806
                                                      ===========

     Interest expense charged to operations for years ended December 31, 1997 and 1996 was $3,539,656 and $3,347,614, respectively.

     Minimum future lease payments under capital leases as of December 31, 1997 are as follows:


     Year ending December 31, 1998                   $1,148,868

     Less:  Amount representing interest                174,529
                                                     ----------

                                                        974,339
     Less:  Amount representing sales tax                10,894
                                                     ----------

     Present value of net minimum lease payments     $  963,445
                                                     ==========

     Amortization on the assets collateralizing the capital leases is included in depreciation and amortization expense.


6.   INTANGIBLE ASSETS

     Goodwill represents the aggregate excess of the cost of companies acquired over the fair value of their net assets at dates of acquisition and is being amortized on the straight line method over a five year period. Amortization expense charged to operations for 1997 and 1996 was $20,000 in each year.

                             JDW ENTERPRISES, INC.
                             D.B.A. VALLEY RENTALS
                       NOTES TO THE FINANCIAL STATEMENTS
                          December 31, 1997 and 1996


7.   OPERATING PROPERTY AND EQUIPMENT

     Operating property and equipment consist of the following:


                                               1997          1996
                                            -----------   -----------

     Vehicles, machinery and equipment       $3,407,527   $ 3,285,967
     Leasehold improvements                      99,760        36,321
     Furniture, fixtures and
     computer equipment                       1,110,074     1,039,712
     Land and building                        5,270,844     6,003,937
                                             ----------   -----------
     Total                                    9,888,205    10,365,937
     Less:  Accumulated depreciation and
      amortization                            2,032,521     1,793,991
                                             ----------   -----------

                                             $7,855,684   $ 8,571,946
                                             ==========   ===========

8.   RELATED PARTY TRANSACTIONS

     Accounts receivable
     -------------------

     Included in accounts receivable is $0 and $86,388 for 1997 and 1996, respectively, that is due from J.H. Kelly, Inc., a corporation controlled by a 50% shareholder of Valley.

     Other receivables
     -----------------

     In addition, other receivables include $52,533 and $35,874 for 1997 and 1996, respectively, due from a 25% shareholder of Valley.

     Rental equipment
     ----------------

     For the year ended December 31, 1997, Valley rented equipment from a related party (Bald Eagle Equipment Co.) totaling $369,753.

     Operating property and equipment
     --------------------------------

     For the year ended December 31, 1997, Valley sold to JDW Real Estate L.L.C., I and II the land and buildings located in Phoenix and Tucson. The properties were sold (based on appraisal) for $1,750,000 and resulted in a gain of $480,308. The properties had a cost basis of $1,499,242 and accumulated depreciation of $229,550 at the time of sale.

                             JDW ENTERPRISES, INC.
                             D.B.A. VALLEY RENTALS
                       NOTES TO THE FINANCIAL STATEMENTS
                          December 31, 1997 and 1996


8.   RELATED PARTY TRANSACTIONS

     Notes payable, related party
     ----------------------------

     At December 31, 1997 and 1996, Valley has notes payable to Danny L. and Mary J. Evans in the amount of $2,090,000. The notes are subordinated to applicable bank debt and bear interest at 8.75%. During 1996, J.H. Kelly, Inc. distributed its notes receivable from Valley to its shareholders Danny
     L. and Mary J. Evans.

     At December 31, 1997 and 1996, Valley has notes payable to its stockholders in the amount of $850,000. The notes are subordinated to applicable bank debt and bear interest at 8.75%.

     Valley purchased rental equipment in the amount of $600,456 from two Company shareholders during 1996. The shareholder notes resulting from this transaction bear interest at 7.9% and total $456,027 and $589,778 at December 31, 1997 and 1996, respectively.

     Rental revenue and retail sales
     -------------------------------

     Valley rents and sells equipment to J.H. Kelly, Inc. For the years ended December 31, 1997 and 1996, Valley recognized revenues of $147,417 and $48,864, respectively, from J.H. Kelly, Inc.

     Interest expense
     ----------------

     Interest expense paid on the shareholder notes amounted to $299,941 and $340,563, respectively, for the years ended December 31, 1997 and 1996.


9.   COMMITMENTS AND CONTINGENCIES

     Valley is currently leasing various facilities and equipment under operating leases expiring through the year 2001. All operating leases were paid off February 3, 1998.

     Future minimum lease payments are as follows:

          Year ended December 31, 1998                      $4,779,265
                                                            ==========

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

                             JDW ENTERPRISES, INC.
                             D.B.A. VALLEY RENTALS
                       NOTES TO THE FINANCIAL STATEMENTS
                          December 31, 1997 and 1996



10.  SUBSEQUENT EVENT

     On February 3, 1998, the shareholders of Valley agreed to sell to Rental Service Corporation substantially all assets of the corporation. The assets sold included accounts receivable, inventory, rental equipment and other operating assets and excluded land and buildings. The agreement also required simultaneous pay-off of all liabilities of Valley including payables, notes, capital leases and operating leases.

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